CONSULTING AND NON-COMPETITION AGREEMENT

          AGREEMENT made this 15 day of February, 1996, by and between Drew Industries Incorporated, a Delaware corporation (the
"Company"), and Lecil V. Thomas (the "Consultant").

                      W I T N E S S E T H :

          WHEREAS, on the date hereof, the Company acquired the assets, liabilities and business of Shoals Supply, Inc. ("Shoals"); and

          WHEREAS, the Consultant is the sole shareholder and chief executive officer of Shoals and has had extensive business and financial experience with the business of Shoals to be conducted by the Company, and the Company desires to utilize the Consultant's experience, knowledge and abilities in connection with the operations of the Company by retaining him as an independent consultant and advisor to the Company; and

          WHEREAS, the Company does not wish the Consultant to compete against it,

          NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and subject to the conditions hereinafter set forth, it is agreed as follows:

          1.   Term

               The Company hereby retains the Consultant, and the Consultant hereby agrees to serve as a general advisor and independent consultant to the Company, for the term commencing on the date hereof, and ending on February 14, 2001 (the "Term").

          2.   Services

               2.1  The Consultant shall serve the Company
faithfully, efficiently and diligently as a general advisor and independent consultant with respect to the business, operations and affairs of the Company.

               2.2 The Consultant shall be available to render such services to the Company from time to time in person, or by telephone and facsimile, as the Company and the Consultant shall mutually deem necessary, in regard to manufacturing facilities and methods, markets and customers, personnel, and planning; provided, however, that the Consultant shall not be required to perform more than one hundred twenty five (125) hours of service to the Company in any year during the Term.

          3.   Non-Competition - Corporate Property

               3.1  Except as set forth on Schedule "3.1" hereto,

during the term of this Agreement, and for a period of two (2) years after termination of this Agreement, the Consultant shall not
(i) directly or indirectly, undertake or perform any services in or for any other enterprise that may or would interfere with the due performance of his duties hereunder; nor (ii) divulge to any person, firm, corporation or other entity any information with respect to the business of the Company, its parent company and their respective subsidiaries (collectively, the "Affiliated Companies") that he may acquire in connection with the performance of his duties hereunder or may have acquired prior hereto, including, but not limited to, production methods; manufacturing methods, arrangements or processes; sales methods or arrangements; customer lists; information relating to pricing; information relating to suppliers; technical data; know-how; and other information, whether or not any of the foregoing are commonly regarded as proprietary information or trade secrets.

               3.2 Except as set forth on Schedule "3.1" hereto, during the term of this Agreement, and for a period of two (2) years after termination of this Agreement, the Consultant shall not, directly or indirectly, undertake or perform services in or for, or render services to, participate in, or have any financial interest in, or engage in, any business which is competitive with the business of any of the Affiliated Companies, or solicit for employment or employ any employee of the Affiliated Companies. For the purposes hereof, a business shall be deemed competitive if it is conducted in any geographic or market area in which any of the Affiliated Companies are engaged in business relating to the manufactured housing or recreational vehicle industries during the term of this Agreement and involves the development, design, manufacture, marketing, packaging or sale of any products or services sold or offered by any of the Affiliated Companies, or any products or services substantially similar thereto, or derived from, such products or services sold or offered by any of the Affiliated Companies during such period; and the Consultant shall be deemed directly or indirectly to engage in such business if he participates in such business, or in any entity engaged in or which owns, such business, as an officer, director, employee, partner, individual proprietor, manager or as an investor who has made any loans, contributed to capital stock or purchased any stock. The foregoing, however, shall not be deemed to prevent the Consultant from (i) investing in securities, if such class of securities in which the investment is so made is listed on a national securities exchange or is of a company registered under Section 12(g) of the Securities Exchange Act of 1934, and, if the company in which such investment is made competes with any of the Affiliated Companies, such investment represents less than one (1%) percent of the outstanding securities of such class.

               3.3 Except as set forth on Schedule "3.1" hereto, the Consultant agrees that all products, packaging, inventions, designs, specifications, creations, ideas, techniques, methods, or any portion thereof, or any improvements or modifications thereon, or any know-how or any procedures related thereto, conceived, invented, discovered, utilized or executed by the Consultant, during the term of this Agreement or prior hereto, which relate to any products or services sold or offered by any of the Affiliated Companies, or any products or services substantially similar thereto, derived therefrom, or competitive therewith, either alone or with others, whether or not during business hours, whether or not with the use of the Company's facilities, materials, information or personnel, and whether or not marketed or utilized by the Company, have been and shall remain the sole and exclusive property of the Company, without additional compensation payable therefor, will not be divulged, published, revealed or made available to any person, firm or entity other than the Company, shall be subject to the provisions of Section 3.2 hereof, and by these presents the Consultant hereby assigns to the Company any and all right, title and interest he has, or may have, therein.

               3.4 The Consultant will not at any time from and after the date hereof utilize the names "Shoals" or "Shoals Supply" or any trademark, tradename, service mark, logo, copyright, patent, or similar intellectual property, whether or not registered, at any time owned or used by Shoals, or any proprietary information of Shoals, except in connection with the services to be rendered to the Company hereunder.

               3.5 The Consultant acknowledges that the services of the Consultant to be performed hereunder and the agreements and undertakings of the Consultant contained herein are valuable and unique and that in the event of a breach, or threatened breach, by the Consultant of the terms hereof, the Company will not have an adequate remedy at law. Therefore, in the event of such breach or threatened breach, in addition to any other remedies the Company may have, it shall be entitled to injunctive relief to enforce the provisions of, or assert its rights pursuant hereto.

          4.   Compensation - Taxes

               4.1 The Company agrees to pay the Consultant for his services to the Company, and for his agreement not to compete, at the annual rate of Twenty Five Thousand ($25,000) Dollars, payable in equal monthly installments.

               4.2 The Consultant is an independent contractor and shall be responsible for all taxes, impositions and assessments due to any Federal, state or local taxing authority with respect to the compensation payable hereunder, and the Consultant shall indemnify and hold the Company harmless from and against any and all liabilities arising from the Consultant's failure to pay any such taxes, impositions or assessments.

          5.   Expenses - Insurance

               5.1 All travel and other expenses incident to the rendering of services by the Consultant hereunder will be paid by the Company. If any such expenses are paid in the first instance by the Consultant, the Company will reimburse him therefor on presentation of expense vouchers.

               5.2  During the term of this Agreement, the
Consultant and his family shall continue to receive medical and hospital insurance equivalent, in nature and extent, to the medical coverage presently in effect for the Consultant.

          6.   Termination

               6.1 The Company shall have the right to terminate this Agreement, at any time, upon ten (10) days written notice to the Consultant in the event that (i) the Consultant shall engage in conduct which constitutes willful neglect with respect to the performance of his duties hereunder; (ii) the Consultant shall engage in conduct which may have a materially adverse effect on the Company or any other of the Affiliated Companies; (iii) the Consultant shall have wilfully breached any of the covenants and agreements contained herein, which breach shall continue for a period of thirty (30) days after notice; or (iv) the Consultant is convicted of a crime involving moral turpitude.

               6.2 If, on account of physical or mental disability as certified in writing by a reputable doctor selected by the Company, the Consultant shall fail or be unable to fully perform the consulting and advisory services required by this Agreement for a period aggregating one hundred twenty (120) days during any twelve-month period, the Company may, at its option, at any time thereafter upon ten (10) days prior written notice to the Consultant, terminate this Agreement, and this Agreement shall terminate and come to an end as of the end of said notice period as if such date were the termination date of this Agreement.

               6.3  In the event of termination pursuant to
Sections 6.1 or 6.2 hereof, this Agreement shall terminate as of the end of the notice period provided therein as if such date were the termination date of this Agreement, and neither party shall have any further obligation or liability to the other hereunder, except that (i) in the event of termination pursuant to Section 6.2 hereof, the Company will continue to pay the Consultant pursuant to
Section 2 hereof for the remainder of the Term pursuant to Section
4.1 hereof, and (ii) the provisions of Section 3 hereof shall survive termination of this Agreement.

               6.4 In the event of the death of the Consultant during the term hereof, this Agreement shall terminate on the date of death, and the Company shall have no further obligation, except that the Company will pay to the estate of the Consultant the payments required pursuant to Section 2 hereof for the remainder of the Term pursuant to Section 4.1 hereof.

          7.   Retirement Plans

               The Consultant shall not be entitled to participate

in any pension, retirement or profit-sharing plan maintained by the Company on the date hereof or hereafter established, except that nothing herein shall affect any benefits in which the Consultant is vested, prior to the date hereof, pursuant to any plan assumed by the Company.

          8.   Prior Agreements - Satisfaction of Obligations

               This Agreement supersedes and renders null and void all agreements, written or oral, to which the Consultant and Shoals are parties relating to employment, compensation and non-competition. The Consultant acknowledges and agrees that this Agreement is entered into by the Company in full satisfaction and discharge of all obligations and liabilities for all salaries, bonuses, employee benefits, perquisites and other compensation to which the Consultant is now, or may have become, entitled from Shoals, except as expressly set forth herein.

          9.   Additional Provisions

               9.1 All notices and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telegram, telex, facsimile or other standard form of telecommunication, or by registered or certified post-paid mail, return receipt requested, and addressed as follows, or to such other address as any party may notify the other in accordance with the provisions hereof:

To the Company:          Drew Industries Incorporated
                         200 Mamaroneck Avenue
                         White Plains, NY 10601
                         Attention:  President

                              -copy to-

                         Berlack, Israels & Liberman LLP
                         120 West 45th Street
                         New York, N.Y.  10036
                         Attention: Harvey F. Milman, Esq.

To the Consultant:       Lecil V. Thomas
                         Route #5
                         P. O. Box 274
                         Haleyville, AL  35565

                              -copy to-

                         Spain & Gillon, LLC
                         The Zinszer Building
                         2117 Second Avenue North
                         Birmingham, AL 35203
                         Attention:  John P. McKleroy, Jr., Esq.

               9.2  This Agreement constitutes the whole agreement

between the parties, and there are no terms other than those contained herein. No variations hereof shall be deemed valid unless in writing and signed by the parties hereto, and no discharge of the terms hereof shall be deemed valid unless by full performance by the parties hereto, or by a writing signed by the parties hereto.

               9.3 Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Northern District of Georgia and any court of competent jurisdiction of the State of Georgia located in the City of Atlanta over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives to the fullest extent permitted by law, (i) any objection that they may now or hereafter have to the venue of any such suit, action or proceeding brought in any such court, (ii) any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and (iii) all right to trial by jury in any proceeding enforcing or defending any rights under this Agreement or relating hereto. Final judgement in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each party duly served with process therein and may be enforced in the courts of the jurisdiction of which either party or any of its property is subject, by a suit upon such judgement.

               9.4 This Agreement shall inure to the benefit and be binding upon the Company, its successors and assigns, and the Consultant, his heirs, executors, administrators and legal representatives.

          IN WITNESS WHEREOF, the Company has caused these presents to be signed by its duly authorized officer, and the Consultant has hereunto set his hand the day and year first above written.

ATTEST:                            DREW INDUSTRIES INCORPORATED

______________________________     By____________________________

WITNESS:

______________________________      _____________________________

                                    Lecil V. Thomas


                    Schedule 3.1 - Competition

     Thomas will continue to perform services for Marion Products, Inc. and Gulf States Iron and Metal, Inc. All information regarding products, packaging, inventions, designs, specifications, creations, ideas, techniques, methods, conceived, invented, discovered, utilized or executed by him prior to the term hereof which have been utilized by those companies may continue to be utilized by such companies.

     Shareholder currently owns all of the issued and outstanding stock of Marion Products, Inc. and Gulf States Iron and Metal, Inc.

     Marion Products, Inc. and Gulf States Iron and Metal, Inc.
will continue their present business. Their respective business are as follows:

Marion Products, Inc. - Building chassis (not including the manufacture of parts currently being purchased from Seller) for the manufactured housing industry and the recreational vehicles industry.

Gulf States Iron and Metal, Inc. - Manufacturing and building dumpsters, compactors, balers and garbage truck beds.

     Thomas will continue to perform services for Marion Products, Inc. and Gulf States Iron and Metal, Inc. All information regarding products, packaging, inventions, designs, specifications, creations, ideas, techniques, methods, conceived, invented, discovered, utilized or executed by him prior to the term hereof which have been utilized by those companies may continue to be utilized by such companies.

     Neither corporation is granted the authority to expand the businesses of the above named entities into other areas which will compete with Buyer.